UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 26, 2010

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 26, 2010, the Company announced a proposed private offering of $500 million of senior notes to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 hereto.

On July 26, 2010, the Company announced the commencement of a cash tender offer for up to $800,000,000 in aggregate principal amount of its outstanding 6.00% Convertible Senior Notes due 2015. A copy of the press release is attached as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 26, 2010.

99.2	Press Release dated July 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2010	ADVANCED MICRO DEVICES, INC.

	By:	/S/ FAINA MEDZONSKY
	Name:	Faina Medzonsky
	Title:	Assistant Secretary

Exhibit Index.

Exhibit No.	Description

99.1	Press Release dated July 26, 2010.

99.2	Press Release dated July 26, 2010.